ANCORA INCOME FUND

ANCORA EQUITY FUND

ANCORA SPECIAL OPPORTUNITY FUND

ANCORA BANKCSHARES

ANCORA HOMELAND SECURITY FUND

Class C Shares

Class D Shares

Supplement Dated November 14, 2006 to the Prospectus Dated April 30, 2006.

The following section is added to the Prospectus:

Disclosure of Portfolio Holdings Information

A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings information is available in the Statement of Additional Information.

The Funds will disclose complete portfolio holdings information on the Funds' internet site at www.ancorafunds.com approximately 10 days after the end of each fiscal quarter, which information is current as of the end of such fiscal quarter.  The portfolio holdings information will be located through a prominent hyperlink on the left-hand side of the main page on the Funds' internet site.  Such portfolio holdings information may then be disclosed to any person no earlier than one day after the day on which the information is posted on the Funds' internet site.  The complete portfolio information for each fiscal quarter will remain available on the Funds' internet site at least until the date on which Ancora Funds files its Form N-Q or Form N-CSR with the Securities and Exchange Commission for the period that includes the date as of which the portfolio holdings information located on the Funds' internet site is current.

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The Prospectus section entitled "Back Cover" is amended to read as follows:

[Back Cover]

The following additional information about the Funds is available without charge upon request:

Statement of Additional Information.  Additional information about the Funds has been filed with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information dated April 30, 2006.  This document includes additional information about the Funds' investment policies, risks and operations.  It is incorporated by reference into this Prospectus.

Annual and Semi-Annual Reports.  Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders.  The annual reports contain a discussion of market conditions and investment strategies that affected each Fund’s performance during its last fiscal year.

HOW TO GET MORE INFORMATION

To obtain the Statement of Additional Information (“SAI”) without charge, call the Funds at 1-866-626-2672.  You may also call this number to request the Funds’ annual report, to request the Funds’ semi-annual report, to request other information about the Fund, and to make shareholder inquiries.  The Fund makes available its SAI and annual and semi-annual reports, free of charge, on the Fund’s internet site at www.ancorafunds.com.

Information about each Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C., and information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090.  Information about the Funds is also available on the EDGAR Database on the SEC’s internet site at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-21418

ANCORA INCOME FUND

ANCORA EQUITY FUND

ANCORA SPECIAL OPPORTUNITY FUND

ANCORA BANKCSHARES

ANCORA HOMELAND SECURITY FUND

Class C Shares

Class D Shares

Supplement Dated November 14, 2006 to the Statement of Additional Information Dated April 30, 2006.

The Statement of Additional Information section entitled "Disclosure of Portfolio Holdings" is amended to read as follows:

PORTFOLIO HOLDINGS DISCLOSURE POLICY

Generally, the Funds disclose their portfolio holdings only (i) in annual and semi-annual reports to shareholders, (ii) in Form N-Q filings made within 60 days after the end of the first and third fiscal quarters with the Securities and Exchange Commission and (iii) on the Funds' internet site www.ancorafunds.com approximately 10 days after the end of each fiscal quarter, which information is current as of the end of such fiscal quarter.  Such portfolio holdings information may then be disclosed to any person no earlier than one day after the day on which the information is posted on Ancora Funds' internet site.

In addition to portfolio holdings disclosure made to the public, Richard A. Barone, Chairman of the Funds (or designated executive officers of the Funds) may authorize the disclosure of portfolio holdings information prior to the date of public disclosure to affiliates of the fund and to third party service providers who require the portfolio holdings information for legitimate business and fund oversight purposes.  Such third party service providers include the Funds' distributor, accounting and transfer agent, custodian, outside counsel, EDGAR filing service, independent public accounting firm, and printer.  Also, on occasion the Funds may disclose one or more individual holdings to pricing or valuation services for assistance in considering the valuation of the relevant holdings.

The Funds do not believe that disclosure of portfolio holdings information as described in the preceding paragraph creates any conflict between the interests of Fund shareholders and the interests of the Advisor (or its affiliates).  Any potential conflicts of interest which do arise will be resolved by the Board of Trustees in the best interests of Fund shareholders.  The entities to whom each Fund provides portfolio holdings information, either by explicit agreement or by virtue of their respective duties to each Fund, are required to maintain the confidentiality of the information disclosed and refrain from trading on such information.  Neither the Funds nor the Advisor (or its affiliates) receives any compensation in connection with any disclosure of portfolio holdings information.

These policies and procedures will be reviewed by the Board of Trustees on an annual basis, for adequacy and effectiveness, in connection with the Funds' compliance program under Rule 38a-1 under the Investment Company Act.  In addition, the Chairman will make a quarterly report to the Board of Trustees regarding compliance with these policies and procedures.

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